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                                                                   Exhibit 23.1



                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in Amendment No. 1 to the Registration Statement (No. 333-16235) of BE Aerospace, Inc. on Form S-3 of our report dated April 19, 1996, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP


Costa Mesa, California
December 12, 1996